UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2010

ENERJEX RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30234	88-0422242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Corporate Woods, Suite 350 10975 Grandview Drive Overland Park, KS	66210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 754-7754

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

Effective September 1, 2010, the Registrant and C. Stephen Cochennet, the Registrant’s chief executive officer and president, entered into an amendment to Mr. Cochennet’s employment agreement dated August 1, 2008. Pursuant to the terms of the amendment, Mr. Cochennet agreed to reduce the base salary payable to him for the period from July 1, 2010 through December 31, 2010 to $8,333.33 per month ($100,000 per annum). In addition, as part of the Amendment, the Registrant agreed to pay Mr. Cochennet his accrued salary for the month of March 2010. All other terms and provisions of Mr. Cochennet’s employment agreement remain unchanged.

Item 8.01 Other Events.

In late August of 2010, the Registrant discovered a compilation error in the calculation of its reserves as of March 31, 2010. On or about August 26, 2010, the Registrant received a revised reserve report (the “Revised Reserve Report”) prepared for the Registrant by its independent petroleum consultants, Miller and Lents, Ltd. (“Miller and Lents”).

The Revised Reserve Report estimates the Registrant’s total proved PV 10 (present value) of reserves as of March 31, 2010 at $29.85 million, compared to $21.26 million as previously reported. The PV 10 has not been adjusted to account for production since March 31, 2010 or for changes in market prices after that date.  The Registrant intends to amend its annual report on Form 10-K for the year ended March 31, 2010 and its quarterly report on Form 10-Q for the three months ended June 30, 2010 to reflect the changes to its reserves reflected in the Revised Reserve Report. These changes will have a material effect on the Registrant’s financial statements and results of operations for the year ended March 31, 2010 and for the three months ended June 30, 2010.

There are many uncertainties inherent in estimating quantities and values of proved reserves and in projecting future rates of production and the timing of development expenditures. The reserve data set forth in the Revised Reserve Report, although prepared by independent consultants in a manner customary in the industry, are estimates only, and actual quantities and values of oil and gas are likely to differ from the estimated amounts set forth therein. In addition, the standardized measure of discounted estimated future net cash flows shown in the Revised Reserve Report were prepared using guidelines established by the Securities and Exchange Commission for disclosure of reserves and should not be considered representative of the market value of such reserves. A market value determination would include many additional factors.

The following table presents summary information regarding our estimated net proved reserves as of March 31, 2010, on a revised basis. All calculations of estimated net proved reserves have been made in accordance with the rules and regulations of the SEC, and, except as otherwise indicated, give no effect to federal or state income taxes. The estimates of net proved reserves are based on the Revised Reserve Report prepared by Miller and Lents.

Proved Oil and Natural Gas Reserves
as of March 31, 2010, Revised

Proved Reserves Category	Gross	Net	PV10 (before tax)(1)

Proved, Developed Producing
Oil (stock-tank barrels)	822,180	581,900	$10,560,200
Natural Gas (mcf)(2)	-	-	-
Proved, Developed Non-Producing
Oil (stock-tank barrels)	201,020	150,100	$3,731,700
Natural Gas (mcf) (2)	-	-	-
Proved, Undeveloped
Oil (stock-tank barrels)	2,542,560	1,743,000	$15,561,200
Natural Gas (mcf) (2)	-	-	-
Total Proved Reserves
Oil (stock-tank barrels)	3,565,760	2,475,000	$29,853,100
Natural Gas (mcf) (2)	-	-	-

(1)
PV10 is the Registrant’s estimate of the present value of future net revenues from estimated proved natural gas reserves after deducting estimated production and ad valorem taxes, future capital costs and operating expenses, but before deducting any estimates of future income taxes. The estimated future net revenues are discounted at an annual rate of 10% to determine their “present value.” The Registrant believes PV10 to be an important measure for evaluating the relative significance of its oil and natural gas properties and that the presentation of the non-GAAP financial measure of PV10 provides useful information to investors because it is widely used by professional analysts and sophisticated investors in evaluating oil and gas companies. Because there are many unique factors that can impact an individual company when estimating the amount of future income taxes to be paid, the Registrant believes the use of a pre-tax measure is valuable for evaluating the company. The Registrant believes that most other companies in the oil and gas industry calculate PV10 on the same basis. PV10 should not be considered as an alternative to the standardized measure of discounted future net cash flows as computed under GAAP.

(2)	There were no natural gas reserves at March 31, 2010.

The following tables list the Registrant’s revised reserves by project:

Black Oaks Project (Revised)

As of March 31, 2010, we had proved oil reserves on Phase I of this project of:

	Gross STB(1)	Net STB(2)	PV10 (before tax)
Proved, Developed Producing	439,190	284,320	$5,546,790
Proved, Developed Non-Producing	52,330	35,650	$1,044,890
Proved, Undeveloped	1,648,740	1,024,390	$9,842,530
Total Proved	2,140,260	1,344,360	$16,434,210
(1)	STB = one stock-tank barrel.
(2)	Net STB is based upon our net revenue interest, including any applicable reversionary interest.

Thoren Project (Revised)

As of March 31, 2010, we had proved oil reserves on this project of:

	Gross STB(1)	Net STB(2)	PV10 (before tax)
Proved, Developed Producing	57,400	36,670	$869,570
Proved, Developed Non-Producing	31,180	19,840	$509,800
Proved, Undeveloped	73,330	55,860	$155,310
Total Proved	161,910	112,370	$1,534,680
(1)	STB = one stock-tank barrel.
(2)	Net STB is based upon our net revenue interest, including any applicable reversionary interest.

DD Energy Project (Revised)

As of March 31, 2010, we had proved oil reserves on this project of:

	Gross STB(1)	Net STB(2)	PV10 (before tax)
Proved, Developed Producing	75,980	64,020	$1,475,250
Proved, Developed Non-Producing	56,850	46,890	$1,002,890
Proved, Undeveloped	200,150	165,180	$407,420
Total Proved	332,980	276,090	$2,885,560
(1)	STB = one stock-tank barrel.
(2)	Net STB is based upon our net revenue interest, including any applicable reversionary interest.

Tri-County Project (Revised)

As of March 31, 2010, we had proved oil reserves on this project of:

	Gross STB(1)	Net STB(2)	PV10 (before tax)
Proved, Developed Producing	249,550	196,870	$2,668,410
Proved, Developed Non-Producing	60,660	47,680	$1,174,130
Proved, Undeveloped	609,450	488,620	$5,084,340
Total Proved	919,660	733,170	$8,926,880
(1)	STB = one stock-tank barrel.
(2)	Net STB is based upon our net revenue interest, including any applicable reversionary interest.

Gas City Project (Revised)

As of March 31, 2010, we had proved oil and natural gas reserves on this project of:

	Gross STB(1)	Net STB(2)	Gross MCF(3)	Net MCF(3)	PV10 (before tax)
Proved, Developed Producing	50	40	-	-	$220
Proved, Developed Non-Producing	-	-	-	-	$-
Proved, Undeveloped	10,900	8,990	-	-	$71,640
Total Proved	10,950	9,030	-	-	$71,860
(1)	STB = one stock-tank barrel.
(2)	Net STB is based upon our net revenue interest, including any applicable reversionary interest.
(3)	MCF = thousand cubic feet of natural gas. There were no natural gas reserves at March 31, 2010.

The information furnished pursuant to this Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC.

	By:	/s/ Steve Cochennet
Steve Cochennet, Chief Executive Officer

Date: September 9, 2010